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                            SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of Commission Only (as permitted by Rule 14a-6(e)(2)) |X| Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to 240.14a-11(c) or  240.14a-12

                                  PANACO, INC.
                (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee  required.
|_| Fee  computed on table below per  Exchange  Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2) Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4) Proposed maximum aggregate value of transaction:
     5) Total fee paid:

|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)  Amount Previously Paid:
         2)  Form, Schedule or Registration Statement No.:
         3)  Filing Party:
         4)  Dated Filed:

                                  PANACO, INC.

                                 1100 Louisiana
                                   Suite 5100
                              Houston, Texas 77002

                          Annual Meeting - May 27, 1999

                                                                  April 23, 1999
Dear Fellow Stockholder:

     You are cordially invited to attend the 1999 Annual Meeting of Stockholders of PANACO, Inc. to be held at 9:00 a.m., Thursday, May 27, 1999, at the Sheraton Towers Hotel, 811 Seventh Avenue at 53rd Street, New York, New York 10019. Your Board of Directors and management look forward to greeting personally those stockholders able to attend.

     At this Annual Meeting, as more fully set forth in the accompanying Notice of Annual Meeting and Proxy Statement, stockholders are being asked to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of Common Stock from 40 million to 100 million, and to amend the Certificate of Incorporation and Bylaws of the Company to permit the holders of 25% or more of the outstanding shares of the Common Stock to call a special meeting of stockholders or an annual meeting if not called by June 1 of any year, to eliminate the classification of directors, and to provide that the term of each director will be until the next annual meeting of stockholders. If such amendments are adopted, the stockholders will also be asked to elect two directors to serve for a one-year term. If such amendments are not adopted, the stockholders will be asked to elect two directors to serve for three-year terms.

     It is very important that your shares are represented and voted at the Annual Meeting, so we request your cooperation in promptly signing, dating and mailing the enclosed WHITE proxy card in the envelope provided for your convenience.

     On behalf of your Board of Directors.

                                        Sincerely,


                                        /s/ Larry M. Wright
                                        Larry M. Wright,
                                        Chief Executive Officer and President

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                       PLEASE SIGN, DATE AND MAIL PROMPTLY
                          THE ENCLOSED WHITE PROXY CARD



                                  PANACO, INC.

                                 1100 Louisiana
                                   Suite 5100
                              Houston, Texas 77002

                  NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders:

The 1999 Annual Meeting of Stockholders (the "Annual Meeting") of PANACO, Inc. (the "Company") will be held at the Sheraton Towers Hotel, 811 Seventh Avenue at 53rd Street, New York, New York 10019, on Thursday, May 27, 1999, at 9:00 a.m. for the following purposes:

     1. To consider a proposed amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company's Common Stock from 40 million to 100 million;

     2. To consider a proposed amendment to the Certificate of Incorporation and Bylaws of the Company to permit the holders of 25% or more of the outstanding shares of the Company's Common Stock to call (i) a special meeting of the stockholders or (ii) an annual meeting of the stockholders if such annual meeting has not been called by June 1 of any year;

     3. To consider a proposed amendment to the Certificate of Incorporation and Bylaws of the Company to eliminate the classification of the Directors of the Company and to provide that the term of each Director shall continue until the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal;

     4. To elect two Directors with terms ending at the next annual meeting of stockholders in the year 2000 if the stockholders approve item 3 above, or to elect two Class I Directors for three-year terms ending at the annual meeting of stockholders in the year 2002 if the stockholders do not approve item 3 above; and

     5. To act upon such other matters as may properly come before the Annual Meeting.

Only stockholders of record at the close of business on April 16, 1999 will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. Please note that attendance at the Annual Meeting will be limited to stockholders (or their authorized representatives) as of April 16, 1999, the record date, and to guests of the Company.



                             YOUR VOTE IS IMPORTANT

The vote of each stockholder is important, regardless of the number of shares held. Whether or not you plan to attend the Annual Meeting, please sign, date and mail the accompanying proxy card promptly in the enclosed postage-paid envelope. PLEASE NOTE THAT YOUR VOTE CANNOT BE COUNTED UNLESS YOU SIGN AND RETURN THE PROXY CARD OR ATTEND THE MEETING AND VOTE IN PERSON. ACCORDINGLY, YOU ARE URGED TO RETURN YOUR WHITE PROXY CARD AT YOUR EARLIEST CONVENIENCE.

         Thank you for your cooperation and support.


                                                     /s/ Todd R. Bart
                                                     Todd R. Bart, Secretary
April 23, 1999

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                                  PANACO, INC.

                                 1100 Louisiana
                                   Suite 5100
                              Houston, Texas 77002


                                 PROXY STATEMENT


This Proxy Statement and the accompanying form of proxy are being mailed to stockholders on or about April 23, 1999 in connection with the solicitation of proxies by the Board of Directors of PANACO, Inc. (the "Company") for use at the 1999 Annual Meeting of the Stockholders to be held at 9:00 a.m. on Thursday, May 27, 1999, and at any postponement or adjournment thereof (the "Annual Meeting").

         At the Annual Meeting, stockholders will be asked to:

     1. To consider a proposed amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company's Common Stock from 40 million to 100 million;

     2. To consider a proposed amendment to the Certificate of Incorporation and Bylaws of the Company to permit the holders of 25% or more of the outstanding shares of the Company's Common Stock to call (i) a special meeting of the stockholders or (ii) an annual meeting of the stockholders if such annual meeting has not been called by June 1 of any year;

     3. To consider a proposed amendment to the Certificate of Incorporation and Bylaws of the Company to eliminate the classification of the Directors of the Company and to provide that the term of each Director shall continue until the next annual meeting of stockholders and until his successor is elected and qualified or until his earlier death, resignation or removal;

     4. To elect two Directors with terms ending at the next annual meeting of stockholders in the year 2000 if the stockholders approve item 3 above, or to elect two ClassI Directors for three-year terms ending at the annual meeting of stockholders in the year 2002 if the stockholders do not approve item 3 above; and

     5. To act upon such other matters as may properly come before the Annual Meeting.

On the record date, April 16, 1999, the outstanding voting securities of the Company consisted of 23,985,927 shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), all of one class. Each share of Common Stock has one vote on each matter presented for action at the Annual Meeting.


The cost of soliciting proxies will be borne by the Company. Copies of solicitation material may be furnished to brokers, custodians, nominees and other fiduciaries for forwarding to beneficial owners of shares of the Company's Common Stock, and normal handling charges may be paid for such forwarding service. Solicitation of proxies may be made by mail, personal interview, telephone and facsimile by officers and other management employees of the Company, who will receive no additional compensation for their services.
Voting

Shares of Common Stock can be voted at the Annual Meeting only if the stockholder is represented by proxy or is present in person. A stockholder giving a proxy in the accompanying form retains the power to revoke it by a later dated appointment or by giving notice of revocation to the Company in writing or by voting in open meeting. Any such notices should be directed to Todd R. Bart, Secretary of the Company, at the address set forth above. Shares of Common Stock for which proxies are properly executed and returned prior to the Annual Meeting will be voted in accordance with the instructions contained therein, or in the absence of contrary instructions, such shares will be voted:
(1) to amend the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company's Common Stock from 40 million to 100 million;(2)to amend the Certificate of Incorporation and Bylaws of the Company to permit the holders of 25% or more of the outstanding shares of the Company's Common Stock to call a special meeting of the stockholders or an annual meeting of the stockholders if such annual meeting has not been called by June 1; (3)to amend the Certificate of Incorporation and Bylaws to eliminate the classification of Directors and to provide that the term of each director shall continue until the next annual meeting of stockholders; (4) to elect two directors with terms ending at the next annual meeting of stockholders in the year 2000 if the stockholders approve the elimination of the classification of directors, or to elect two Class I directors for three year terms ending at the annual meeting of stockholders in the year 2002 if the stockholders do not approve the termination of classification of directors; and (5) to act in the proxies' discretion upon such other matters as may properly come before the Annual Meeting.

Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purposes of determining the presence of a quorum. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy have not been voted by such stockholder with respect to a particular matter. This may occur, for example, when a broker is not permitted to vote stock held in street name on certain matters in the absence of instruction from the beneficial owner of the stock. The shares subject to any such proxy which have not been voted with respect to a particular matter (the "Non-Voted Shares") will be treated as shares not present and entitled to vote on such matter, although such shares may be considered present and entitled to vote for other purposes and will count for purposes of determining the presence of a quorum. Shares voted to abstain as to a particular matter will not be considered Non-Voting Shares.

The proposed amendment to the Certificate of Incorporation to increase the number of authorized shares from 40 million to 100 million requires a vote approving such amendment of the

                                                                          Page 2

majority of the Company's outstanding shares of Common Stock. Thus, Non-Voted Shares and abstentions will be treated the same as a vote against such amendment.

The proposed amendments to the Certificate of Incorporation and Bylaws authorizing 25% or more of the outstanding shares of the Company to call a special or, in certain circumstances, an annual meeting as well as the amendment to eliminate the classification of the Board of Directors requires an affirmative vote of 66-2/3% of the outstanding shares of Common Stock. Thus, Non-Voted Shares and abstentions will be treated the same as a vote against such proposals.

The election of directors requires a plurality of the votes. Thus, abstentions and Non-Voted Shares will not affect the outcome of the election of directors.

YOUR VOTE IS IMPORTANT. Please sign, date and promptly mail your proxy card so that a quorum may be represented at the Annual Meeting.



                                                                          Page 3

                               BOARD OF DIRECTORS

General Information

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance and governance of the Company, although it is not involved in day-to-day operating details. Directors are kept informed of the Company's business by various reports and documents, as well as by operating and financial reports presented at Board and committee meetings by the Chairman and other officers.

Meetings of the Board of Directors are regularly held each quarter and following the Annual Meeting. Additional meetings of the Board, including meetings by telephone conference call, may be called whenever needed. The Board of Directors of the Company held 14 meetings in 1998, eight of which were meetings by telephone conference call. During that period, each incumbent director attended at least 75% of the total number of meetings of the Board of Directors that were held after his election to the Board.

                              ELECTION OF DIRECTORS
                             (Item 4 on Proxy Card)

The Board of Directors of the Company presently consists of nine members, eight of whom are independent non-employees of the Company. Pursuant to a Board resolution adopted in August 1998, the number of directors constituting the full Board of Directors was reduced from eleven (11) to nine (9). The Board of Directors following the 1999 Annual Meeting is proposed to be made up of eight
(8) directors. The Company's Certificate of Incorporation requires that the directors be divided into three classes, with an equal number of directors in each class when possible. At each annual meeting of stockholders, directors constituting a class are elected to hold office until the third annual meeting of stockholders following their election. The term of the present Class I Directors expires in 1999. The Board of Directors has nominated Messrs. Stautberg and Pardo for re-election as directors in Class I. Mr.Springs has determined not to stand for re-election. The three directors in Class II continue to serve until the 2000 annual meeting of stockholders and the three directors in Class III continue to serve until the 2001 annual meeting of stockholders, and until their respective successors are elected and qualified. However, if Item 3 on the Proxy Card is approved by the stockholders, the classes of directors will be eliminated and the term of each director will continue only until the 2000 annual meeting (or until his successor is elected and qualified). If Item 3 is not approved, the term of the Class I Directors, will continue until the 2002 annual meeting of stockholders and the Class II and Class III Directors' terms will remain as previously approved by the stockholders.

It is intended that shares of Common Stock represented by the accompanying form of proxy will be voted for the election of the nominees, unless contrary instructions are indicated as provided on the proxy card. If you do not wish your shares to be voted for a particular nominee, you may so indicate on the proxy card. The shares of Common Stock vote as a single class for the election of directors. If one or more of the nominees should at the time of the meeting be unavailable or unable to serve as a candidate, the shares represented by the proxies will be voted to elect the remaining
                                                                          Page 4

nominees and any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable or unable to serve.

For each director of the Company, including those nominated for election, following is a brief description of each nominee or director's principal occupation and business experience during the last five years, directorships of publicly held companies presently held by any nominee or director, age, and certain other information. When indicating the tenure with the Company of each director, the "Company" means the present corporation (post-August 1992) and Pan Petroleum MLP ("PAN") (pre-September 1992).

Class I Directors and Nominees

A. Theodore Stautberg, Jr., age 52. Mr. Stautberg, a Director of the Company since 1993, has since 1981 been the President and a director of Triumph Resources Corporation and its parent company, Triumph Oil and Gas Corporation of New York. Triumph engages in the oil and natural gas business, assists others in financing energy transactions, and serves as general partner of Triumph Production L.P. Mr. Stautberg is also the President and a director of Triumph Securities Corporation and BT Energy Corporation. Prior to forming Triumph in 1981, Mr. Stautberg was a Vice President of Butcher & Singer, Inc., an investment-banking firm, from 1977 to 1981. From 1972 to 1977, Mr. Stautberg was an attorney with the Securities and Exchange Commission. Mr. Stautberg is a graduate of the University of Texas and the University of Texas School of Law. He serves on the Executive Committee.

Felix Pardo, age 61. Mr. Pardo, a Director of the Company since 1999, serves as a member of the Board of Directors of Innovative Valve Technologies, an oilfield services company, Newalta Corp., an oilfield waste company, and Philip Services Corp., a metals recycling and industrial services company. From July 1998 to the present, he has acted as chairman of Dyckerhoff, Inc., a cement and building materials company. From March 1998 through November 1998 he was President of Philip Services Corp. From May 1992 through March 1998, he served as President of Ruhr American Coal Corporation and Chairman of Newalta Corp. Mr.Pardo was elected to fill a vacancy on the Board of Directors pursuant to an agreement between High River Limited Partnership and the Company in connection with the purchase of Common Stock by High River Limited Partnership from Leonard Tallerine, formerly a member of the Board of Directors. He serves on the Compensation Committee. Mr. Pardo received an MBA degree from the Wharton
Business School of the University of Pennsylvania in 1963 and a B.A. in economics from Brown University in 1960.

Michael Springs, age 49. Mr. Springs, a Director of the Company since 1996, is the President and founder of Ortho-Care, Inc. of Kansas City, Missouri and Ortho-Care Southeast of Charlotte, North Carolina. Ortho-Care, Inc. is a manufacturer of Orthopedic fracture management and sports medicine products, and holds a number of patents in the field. Mr. Springs is also controlling partner in OrthoImplants, a distributor of total joint replacement prosthesis. He serves on the Compensation Committee. Mr. Springs graduated from the Medical Field Service School, Brooke Hospital, San Antonio, Texas in 1971 and the University of Missouri, Kansas City, in 1969
                                                                          Page 5

with a degree in Business. Mr. Springs has determined not to run for re-election to the Board of Directors in 1999.

Class II Directors

Larry M. Wright, age 54. Mr. Wright has been a Director of the Company since 1992. Mr. Wright was elected Chief Executive Officer of the Company in August 1998. From 1966 to 1976 he was with Union Oil Company of California (UNOCAL). From 1976 to 1980, he was with Texas International Petroleum Corporation, ultimately as division operations manager. From 1980 to 1981, he was with what is now Trans Texas Gas Company as Vice President-Exploration and Production. From 1981-1982, he was Senior Vice President of Operations for Texas International Petroleum Corporation, and, from 1983 to 1985, he was Executive Vice President of Funk Fuels Corp., a subsidiary of Funk Exploration. From 1985 to 1993, Mr. Wright was an independent consultant to the Company and its predecessors. From 1993 to 1997, he served as Executive Vice President of the Company and from October 1997 to August 1998, he served as President and Chief Operating Officer. Mr. Wright received his B.S. Degree in Chemical Engineering from the University of Oklahoma in 1966.

Mark C. Barrett, age 48. Mr. Barrett, a Director of the Company since 1996, is licensed to practice as a Certified Public Accountant in both Kansas and Missouri. He was a partner in the accounting firm of Drees Dunn Lubow and Company from 1974 until 1981. He founded Barrett & Associates, a certified public accounting firm, in 1981 and is the president and majority stockholder in that firm. His firm served as the Company's independent public accountants from 1985 to 1995. Mr. Barrett received his B.S. Degree in Business Administration/Accounting in 1972.

Harold First, age 62. Mr. First became a director of the Company in September 1997. Mr. First has been since January 1993 an independent financial consultant. From December 1990 through January 1993, Mr. First served as Chief Financial Officer of Icahn Holding Corp., a privately-held holding company, and related entities. He has been a director of Taj Mahal Holding Corporation, a public casino and gaming corporation, and a director of Trump Taj Mahal Realty Corporation, a privately-held real estate company, from October 1991 until September 1996. He was a member of the Supervisory Board of Directors of Memorex Telex N.V., a public technology company, from February 1992 until February 1997, and has been a director of Tel-Save.Com, a public long distance telephone service company since September 1995. Mr. First has been a director of the Cadus Pharmaceutical Corporation since April 1995, and a director of Philip Services Corporation, a leading integrated provider of industrial and metals service, since November 1998. Mr. First was a director of Trans World Airlines, Inc., a public airline company from December 1990 through January 1993; a director ACF Industries, Inc., a privately-held railcar leasing and manufacturing company, from February 1991 through December 1992; Vice Chairman of the Board of Directors of American Property Investors, Inc., the general partner of American Real Estate Partners, L.P., a public limited partnership that invests in real estate, from March 1991 through December 1992; and a director of both Marvel Entertainment Group, Inc., a public company that publishes comic books and develops, sells and licenses comic books and the comic book characters, and Toy Biz, Inc., a public company that markets and sells toys, from June 1997 through April 1998. He is a Certified Public Accountant and holds a B.S. Degree from Brooklyn College.

Class III Directors

Donald W. Chesser, age 60. Mr.Chesser, a Director of the Company since 1992, has served with several certified public accounting firms since that time, including eight years with Elmer Fox and Company. From 1977 to 1981, he was with IMCO Enterprises, Inc. Since 1982 he has been a stockholder and President of Chesser & Company, P.A., a certified public accounting firm. He is also President of Financial Advisors, Inc., a registered investment advisor. He serves on the Audit Committee. Mr. Chesser received his B.B.A. Degree in Accounting from Texas Tech University in 1963.

James B. Kreamer, age 60. Mr. Kreamer, a Director of the Company since 1993, has been active in investment banking since that time. Since 1982 he has managed his personal investments. Mr. Kreamer is currently a director for Tengasco, Inc. He serves on the Compensation Committee. Mr. Kreamer received his B.S. Degree in Business from the University of Kansas in 1963.

Richard J. Lampen, age 45. Mr. Lampen has been a Director of the Company since 1999. From January 1991 to April 1992 he was a Managing Director of Salomon Brothers Inc., an investment banking firm. From May 1992 through September 1995 he was a partner in the law firm of Steel Hector & Davis. Since that time he has been Executive Vice President and General Counsel of New Valley Corporation, an investment banking and real estate development firm. He has also served since 1996 as Executive Vice President of Brooke Group Ltd., a New York Stock Exchange listed holding company, and BGLS Inc. (a subsidiary of Brooke Group Ltd.). He has also acted as President and Chief Executive Officer since November 1998 of CDSI Holdings, Inc., a manufacturer of an inventory control system. Mr. Lampen is also a director of CDSI Holdings, Inc. and New Valley Corporation. Mr. Lampen was elected to fill a vacancy on the Board of Directors in February 1999 pursuant to an agreement between New Valley Corporation and the Company in connection with the purchase of Common Stock by New Valley Corporation from Mark Licata, formerly a member of the Board of Directors. He serves on the Audit Committee. Mr. Lampen received a J.D. from Columbia University Law School in 1978 and his B.A. Degree from Johns Hopkins University in 1975.

Committees of the Board

The committees established by the Board of Directors to assist it in the discharge of its responsibilities are described below.

Audit Committee. The Audit Committee meets with management to consider the adequacy of the internal controls of the Company and the objectivity of its financial reporting. The Audit Committee recommends to the Board the appointment of the independent accountants. The independent accountants periodically meet alone with the Committee and have unrestricted access to the Committee. Members of the Audit Committee are Donald Chesser, Richard Lampen and Harold First, The Audit Committee met three times in 1998.

Compensation Committee. The Compensation Committee makes recommendations to the Board with respect to the compensation of senior management of the Company and the PANACO, Inc. Long Term Incentive Plan (the "Long Term Incentive Plan"). Members of the Compensation Committee are Felix Pardo, James B. Kreamer and Michael Springs. The Compensation Committee met two times in 1998.

Executive Committee. The Board established an Executive Committee in August 1998 and restated its Charter in February 1999. The Executive Committee consists of two members. Members of the Executive Committee are A. Theodore Stautberg, Jr. and Harold First. The Executive Committee has the authority to approve all checks in excess of $10,000, expense reports of the Senior Executive Officers of the Company, review all acquisitions or draws on the Company's line of credit, and make all press releases. In addition, the Committee reviews all financial statements, budgets, and other financial matters including hedging, drilling and exploration costs and preparation of reserve reports.

         The Company does not have a standing nominating committee.

Compensation of Directors

Non-employee directors are compensated for their services by receiving $2,000 for attending Board of Directors meetings, $500 for attending committee meetings (not including Executive Committee meetings) and $500 for participating in telephone meetings. Officers of the Company who serve as directors do not receive additional compensation for serving on the Board of Directors or a committee thereof. Directors are reimbursed for travel expenses incurred in attending Board of Directors or committee meetings.

Each Director also receives $500 per month for reimbursement of expenses. Non-employee members of the Executive Committee are paid $3,750 per month plus reimbursement of reasonable out-of-pocket expenses for their services on such committee.

During 1998, in lieu of certain Directors' cash compensation, Directors received shares of Common Stock of the Company. In the aggregate, Directors received 40,573 shares of Common Stock in 1998.

                               EXECUTIVE OFFICERS

The following table provides information regarding the executive officers of the Company who are not also a Director. The officers of the Company serve at the discretion of the Board of Directors of the Company.

Name               Age    Since      Position
Robert G. Wonish   45      1997      Senior Vice President
Todd R. Bart       34      1995      Chief Financial Officer, Secretary
Barbara A. Whitton 37      1997      Vice President - Marketing/Planning
Greg K. Sampson    44      1998      Vice President - Land, Assistant Secretary

Mr. Wonish has been with the Company since 1992. He served as Vice President until his election in October 1997 as Senior Vice President.

Mr. Bart joined the Company as Controller in 1995 and was elected Chief Financial Officer and Secretary in 1996. From 1992 until 1995 he worked for Yellow Freight System, Inc., a trucking company, in financial accounting and reporting. Mr. Bart is a certified public accountant.

Ms. Whitton was elected Vice President - Marketing/Planning of the Company on August 1, 1997. Previously, she served as Manager of Revenue Accounting and Vice President - Marketing/Planning and Analysis of Goldking Production Company from December, 1993 until its acquisition by the Company.

Mr. Sampson was elected Vice President - Land and Assistant Secretary of the Company in October, 1998. He joined the Company in April, 1998 as Land Manager. From November, 1997 until April, 1998, he was a landman for Norcen Exploration. From March, 1993 until November, 1997, he served as a Senior Landman and then District Landman for American Exploration.

None of the companies mentioned in the descriptions of the business backgrounds above is a parent, subsidiary, or other affiliate of the Company.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth information with respect to beneficial ownership of the Company's Common Stock by (a) each executive officer of the Company listed in the Summary Compensation Table and Director of the Company, (b) all executive officers and Directors of the Company as a group, and (c) each person who beneficially owns 5% or more of the Common Stock as of the Record Date. Except as set forth in footnote (c) below, each stockholder has sole voting and sole investment power over all shares.




                                                                                   Shares Owned Beneficially
Directors and Executive Officers                                                     Number            Percent
Larry M. Wright; President and Chief Executive Officer........................           1,094,561      4.56%  (a)
Robert G. Wonish; Sr. Vice President..........................................             116,705        *    (b)
Todd R. Bart; Chief Financial Officer and Secretary...........................              53,987        *    (c)
Mark C. Barrett; Director.....................................................               8,780        *
Donald W. Chesser; Director ..................................................               8,043        *    (d)
Harold First; Director .......................................................               9,099        *
James B. Kreamer; Director ...................................................              58,102        *
Richard J. Lampen; Director (g)  .............................................                   0        *
Felix Pardo; Director ........................................................                   0        *
Michael Springs; Director.....................................................               9,340        *
A. Theodore Stautberg, Jr; Director...........................................              13,298        *
All Directors and Executive Officers as a group (13 persons) .................           1,393,696      5.81%  (e)




                                                                                     Shares Owned Beneficially
Beneficial Owners of 5% or more (excluding persons named above)                      Number            Percent

Carl C. Icahn (f) ............................................................           4,584,921      19.12%
% Icahn Associates Corp.
767 Fifth Avenue, 47th Floor
New York, NY  10153

New Valley Corporation (g)  ..................................................           2,118,479      8.83%
100 S.E. 2nd Street, 32nd Floor
Miami, FL  33131

Croft Leominster, Inc.(h).....................................................           1,669,100      6.96%
207 East Redwood Street, Suite 802
Baltimore, MD  21202

Dolphin Offshore Partners (i).................................................           1,590,800      6.63%
c/o Dolphin Management
129 East 17th Street
New York, NY 10003

*        Less than 1%

     (a) Includes 400,000 currently exercisable options to purchase shares at $4.45 per share. These options are exercisable any time before June 20, 2000. However, the holder may not dispose of the shares acquired upon exercise for a period of three years and must remain an employee of PANACO during that three-year period. Otherwise, the shares may be reacquired by PANACO at the person's cost, thereby denying them the benefit of the option. Also includes 47,561 shares allocated to the account of Mr. Wright under the Panaco, Inc. Employee Stock Ownership Plan ("ESOP"). UMB Bank is the sole trustee of the ESOP and as such has sole voting and investment power with respect to such shares. Also includes 633,200 shares owned directly and indirectly by Mr. Wright, and 13,800 shares owned by Mr. Wright's individual retirement account, as to which shares Mr. Wright has sole voting and investment power.

     (b) Includes 40,000 currently exercisable options to purchase shares at $4.45 per share, which options are subject to terms similar to those of Mr. Wright's options. See footnote (a) above. Also includes 41,230 shares allocated to Mr. Wonish's account in the ESOP. See footnote (a) above. Also includes 34,300 shares held by Mr. Wonish directly, as to which Mr. Wonish has sole voting and investment power. Also includes 1,175 shares held in the individual retirement account of Mr. Wonish's spouse.

     (c) Includes 30,000 currently exercisable options to purchase shares at $4.45 per share. See footnote (a) above. Also includes 21,487 shares allocated to Mr. Bart's account in the ESOP. See footnote (a) above. Mr. Bart owns directly and has sole voting and investment power over the remaining 2,500 shares.

     (d) Such shares are held by Chesser & Company, P.A., which is owned by Mr. Chesser and his spouse.

     (e) Includes 21,781 shares allocated to the accounts of certain executive officers not named above under the ESOP. See footnote (a) above.

     (f) Mr. Icahn is the sole stockholder of Riverdale Investors Corp. Inc., the general partner of High River Limited Partnership, the record holder of these shares. Based on information filed with the Securities and Exchange Commission on January 11, 1999.

     (g) In connection with the purchase of 2,118,479 shares of Common Stock by New Valley Corporation from Mark Licata, the Company agreed to cause a person recommended by New Valley Corporation to be elected to the Board of Directors of the Company. Mr. Richard Lampen, Executive Vice President and a Director of New Valley Corporation, was elected as a member of the Board of Directors in February 1999 pursuant to such arrangement. Mr. Lampen disclaims beneficial ownership of the shares held by New Valley Corporation.

     (h) Based on information filed with the Securities and Exchange Commission on February 4, 1999.

     (i) Based on information filed with the Securities and Exchange Commission on March 22, 1999.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and Directors and persons who own more than ten percent of a registered class of the Company's equity securities to file initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 or 5) of Common Stock with the Securities and Exchange Commission ("SEC"). Officers, Directors and greater than ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all such forms they file.

The Company believes that its officers, Directors and greater than ten-percent beneficial owners complied with all of these filing requirements in 1998, with the exception of Larry M. Wright, who failed to timely report the 250,000 shares of the Company Common Stock he acquired in 1997. Mr. Wright subsequently filed the appropriate report.

                             EXECUTIVE COMPENSATION

Summary Compensation Table.

The following table sets forth certain information concerning the annual compensation paid to each person who served as the Company's Chief Executive Officer during 1998 and each other executive officer serving at the end of 1998 whose compensation exceeded $100,000 during 1998.




                                                                                   Long Term Compensation
                                              Annual Compensation                          Awards
        Name and                                               Other Annual      Restricted     Securities         All Other
        Principal                                                Compensa-         Stock        Underlying         Compensa-
        Position          Year    Salary ($)   Bonus ($)(a)    tion (b) ($)      Awards($)      Options(#)         tion ($)
H. James Maxwell (c)      1998     155,845      37,300                0              0                0            271,000(d)
Chairman and Chief        1997     215,100      21,400           22,500              0          600,000                  0
Executive Officer         1996     166,900           0           22,500              0                0                  0

Larry M. Wright (e)       1998     271,300      35,600           24,000              0                0                  0
President and Chief       1997     205,500      20,500           22,500              0          400,000                  0
Executive Officer         1996     160,300           0           22,500              0                0                  0

Robert G. Wonish          1998     164,800      21,400           24,000              0                0                  0
Senior Vice               1997     117,100      12,800           19,500         20,000           40,000                  0
President -               1996     100,200           0           15,500              0                0                  0
Operations

Todd R. Bart              1998      90,600      13,200           15,600              0                0             20,000(f)
Chief Financial           1997      60,500       6,500           10,100         10,000           30,000                  0
Officer and Secretary     1996      48,700           0            7,300              0                0                  0



(a)      Such bonuses were paid for services rendered in the previous year.
(b)      Contributions to the accounts of the employees under the ESOP.
(c) Mr. Maxwell resigned from his position as Chairman and Chief Executive Officer in August 1998.
(d)      Represents severance payments made to Mr. Maxwell in 1998 and 1999.
(e)      Mr. Wright was elected as Chief Executive Officer in August 1998.
(f) Moving expense allowance paid to Mr. Bart for his move from Kansas City to Houston in connection with the relocation of the Company's principal office.

Aggregate Option and Warrant Exercises.

The Company did not grant any options in the year ended December 31, 1998 to any of the persons listed in the Summary Compensation Table. The following table provides information relating to the number and value of Common Stock subject to options exercised during 1998 or held by the named executive officers as of December 31, 1998.

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year End Option Values

                                                                      Number of              Value of Unexercised
                                                                Securities Underlying        In-the-Money Options
                                                                 Unexercised Options            at Year-End ($)
                         Shares Acquired         Value         At Fiscal Year End (#)        Exercised/Unexercised
        Name            Upon Exercise (#)    Realized ($)     Exercisable/Unexercisable               (a)

H. James Maxwell                -                  -                600,000/0                         -0-
Larry M. Wright                 -                  -                400,000/0                         -0-
Robert G. Wonish                -                  -                 40,000/0                         -0-
Todd R. Bart                    -                  -                 30,000/0                         -0-



     (a) All options are exercisable at prices above the closing price of the Company's Common Stock on December 31, 1998.

Employment Agreements and Change-in-Control Arrangements

Effective September 1, 1998, the Company entered into an Employment Agreement with Larry M. Wright pursuant to which Mr. Wright serves as President and Chief Executive Officer of the Company. The Agreement is for a term of three years and automatically renews for consecutive terms of two years unless terminated by either party. The Employment Agreement provides that Mr. Wright will receive a base salary of $285,000, plus a supplemental payment on March 31, 1999 of all interest accrued through February 28, 1999 on the Promissory Note described under "Certain Relationships and Related Transactions" and, thereafter, on a monthly basis, a supplemental payment in an amount equal to the interest accrued on such note during the preceding month. Mr. Wright is also entitled to participate in the Company's employee benefit plans, to receive life and disability insurance coverage, and to reimbursement of reasonable expenses in connection with his duties. As partial consideration for the Agreement, Mr. Wright has agreed to keep confidential all information he receives in connection with his duties and has further agreed not to solicit any employees of the Company for a period of two years following such employment. Pursuant to the Agreement, Mr. Wright may be terminated for Cause, as defined in the Agreement, in which case he would not be entitled to any further payments. He may also be terminated other than for Cause or upon his death or disability. Mr. Wright is required to give 90 days prior written notice of any voluntary termination. Upon termination by the Company other than for Cause or upon death or disability, or upon termination by Mr. Wright because of a change in conditions, he is entitled to receive his base salary for a period of 24 months if such termination occurs after September 1, 1999 or, if such termination occurs before September 1, 1999, for the period ending August 31, 2001, and all options held by Mr. Wright become immediately vested.

The Company has also entered into a letter agreement with Todd R. Bart, the Chief Financial Officer and Secretary of the Company, providing that Mr. Bart will be entitled to receive insurance coverage and severance payments equal to his base salary for a period of one year upon certain events including a change in control of the Company.

Compensation Committee Interlocks and Insider Participation

During the last fiscal year, James B. Kreamer, Michael Springs, Michael Licata and A. Theodore Stautberg served on the Compensation Committee of the Board of Directors of the Company. None of them has ever served as an officer of the Company.

Compensation Committee Report on Executive Compensation

Objectives and Approach

The overall goals of the Company's executive compensation program are: (i) to encourage and provide an incentive to its executive officers to achieve the Company's strategic business and financial goals, both short-term and long-term, and thereby enhance stockholder value, (ii) to attract and retain well-qualified executive officers and (iii) to reward individuals for outstanding job performance in a fair and equitable manner when measured not only with respect to the Company's internal performance goals but also the Company's performance in comparison to its peers. The components of the Company's executive compensation are salary, incentive bonuses and awards under its Long Term Incentive Plan and Employee Stock Ownership Plan, each of which assists in achieving the program's goals.
Long Term Incentive Plan

The Company's Long-Term Incentive Plan provides for the granting, to certain officers and key employees of the Company and its participating subsidiaries, of incentive awards in the form of stock options, stock appreciation rights ("SARS"), stock, and cash awards. The Long-Term Incentive Plan is administered by a committee of independent members of the Board of Directors (the "Plan Committee") with respect to awards to certain executive officers of the Company but may be administered by the Board of Directors with respect to any other awards. Except for certain automatic awards, the Plan Committee has discretion to select the employees to be granted awards, to determine the type, size, and terms of the awards, to determine when awards will be granted, and to prescribe the form of the instruments evidencing awards.

Options, which include nonqualified stock options and incentive stock options, are rights to purchase a specified number of shares of Common Stock at a price fixed at the time the option is granted. Payment of the option price may be made with (i) cash, (ii) other Common Stock presently owned by the optionee valued at the then current market price, or (iii) a combination of both. Options are exercisable at the time and on the terms that the Plan Committee determines. SARs are rights to receive a payment, in cash or Common Stock or both, based on the value of the Common Stock. A stock award is an award of Common Stock or denominated in Common Stock. Cash awards are generally based on the extent to which pre-established performance goals are achieved over a pre-established period but may also include individual bonuses paid for previous, exemplary performance. The Plan Committee determines performance objectives and award levels before the beginning of each plan year.

The Long-Term Incentive Plan allows for the satisfaction of a participant's tax withholding with respect to an award by the withholding of Common Stock issuable pursuant to the award or the delivery by the participant of previously owned Common Stock, in either case valued at the fair market value, subject to limitations the Plan Committee may adopt.

Awards granted pursuant to the Long-Term Incentive Plan may provide that, upon a change of control of the Company, (a) each holder of an option will be granted a corresponding SAR (b) all outstanding SARs and stock options become immediately and fully vested and exercisable in full, and (c) the restriction period on any restricted stock award shall be accelerated and the restriction shall expire.

The Long-Term Incentive Plan provides for the issuance of a maximum number of shares of Common Stock equal to 20% of the total number of shares of Common Stock outstanding from time to time. Unexercised SARs, unexercised options, restricted stock, and Performance units under the Long-Term Incentive Plan are subject to adjustment in the event of a stock dividend, stock split, recapitalization or combination of the Company, merger or similar transaction and are not transferable except by will and by the laws of descent and distribution. Except when a participant's employment terminates as a result of death, disability, or retirement under an approved retirement plan or following a change in control in certain circumstances, an award generally may be exercised (or the restriction thereon may lapse) only if the participant is an officer, employee, or director of the Company, or subsidiary at the time of exercise or lapse or, in certain circumstance, if the exercise or lapse occurs within 180 days after employment is terminated.

Under the Company's Long-Term Incentive Plan all full time employees share a bonus equal to no less than 1% of the Company's cash flow, in accordance with GAAP, exclusive of extraordinary and non-recurring items. The bonuses are paid to all full time (1,000 + hours) employees at the time of delivery of the independent audit. The bonuses are allocated to the full time employees based upon their salary at December 31.

The Long-Term Incentive Plan may be amended by the Board of Directors. No grants or awards may be made under the Long-Term Incentive Plan after the tenth anniversary of the Plan. No stockholder approval will be sought for amendments to the Long-Term Incentive Plan except as required by law (including Rule 16b-3 under the Exchange Act) or the rules of any national securities exchange on which the Common Stock is then listed.

Employee Stock Ownership Plan

In 1994, the Company adopted the PANACO, Inc. Employee Stock Ownership Plan ("ESOP"). Pursuant to the terms of the ESOP, the Company may contribute up to fifteen percent (15%) of the participant's annual compensation to the ESOP. ESOP assets are allocated in accordance with a formula based on participant compensation. In order to participate in the ESOP, a participant must complete at least one thousand hours of service to the Company within twelve consecutive months. A participant's interest in the ESOP becomes one hundred percent vested after three years of service to the Company. Benefits are distributed from the ESOP at such time as a participant retires, dies or terminates service with the Company in accordance with the terms and
                                                                         Page 14

conditions of the ESOP. Benefits may be distributed in cash or in shares of Common Stock. No participant contributions are allowed to be made to the ESOP.

Company contributions to the ESOP may be in the form of Common Stock or cash. Cash contributions may be used, at the discretion of the Board of Directors, to purchase Common Stock in the open market or from the Company at prevailing prices. The allocation of ESOP assets is determined by a formula based on participant compensation. Participation in the ESOP requires completion of more than one thousand (1,000) hours of service to the Company. The ESOP is intended to satisfy any applicable requirements of the Internal Revenue Code of 1986 and the Employee Retirement and Income Security Act of 1974. The Company has been advised that its contributions to the ESOP will be deductible for Federal Income Tax purposes, and the participants will not recognize income on their allocated share of ESOP assets until such assets are distributed. As of December 31, 1998, the ESOP owned of record 89,182 shares of Common Stock. Such Common Stock is owned beneficially by the employees of the Company.
CEO Compensation

In establishing the annual compensation of the Chief Executive Officer, the Compensation Committee considers the performance of the Company and the Chief Executive Officer, including his leadership and effectiveness in identifying opportunities for growth and increased profitability and implementing the Company's strategic plan. While overall corporate performance is considered, the CEO's compensation is determined by a subjective evaluation of his individual performance.

In  establishing  the annual  compensation  of former  Chief  Executive  Officer
H. James Maxwell in 1998, the Compensation Committee took into account Mr. Maxwell's contribution to the growth of the Company and the role he played in the numerous acquisitions made by the Company since 1991.

In establishing the annual compensation of the current Chief Executive Officer, Larry Wright, in 1998, the Compensation Committee took into account Mr. Wright's contribution to the growth of the Company, the role he played in the acquisitions made by the Company and the Company's current financial position and situation.

During 1998, with the approval of the full Board of Directors, the Committee determined that the interest of the Company and its stockholders would be best served by the Company entering into a multi-year Employment Agreement with Mr. Wright. The Committee believes that such multi-year employment arrangement benefits the Company and its stockholders by permitting the Company to attract and retain an executive officer with demonstrated leadership abilities and to secure the services of such executive officer at agreed upon terms over an extended period of time. The compensation payable to Mr.Wright pursuant to the Employment Agreement is consistent with the compensation policies of the Company as established by the Compensation Committee. A

                                                                         Page 15

summary of the principal terms of the Employment Agreement is included under the caption "Employment Agreements and Change-in-Control Arrangements."

                           COMPENSATION COMMITTEE

                                                     Felix Pardo
                                                     James B. Kreamer
                                                     Michael Springs


                                                                         Page 16

Performance Graphs

The following performance graph compares the annual change of the cumulative total stockholder return, assuming reinvestment of dividends, of an assumed $100 investment on January 1, 1992 in (1) Common Stock, (2) the NASDAQ Market Index and (3) a peer group of all crude petroleum and natural gas exploration and production companies (SIC Code 1311) listed in NASDAQ.
[GRAPHIC OMITTED]

     Date      PANACO, Inc.     Nasdaq Market Index      Peer Group Index

     Dec-93      100.00               100.00                  100.00
     Dec-94      152.38               104.99                  130.90
     Dec-95      169.05               136.18                  139.17
     Dec-96      185.71               169.23                  211.91
     Dec-97      152.38               207.00                  194.96
     Dec-98       34.53               291.96                  109.15

Certain Relationships and Related Transactions

From July 14, 1998 to August 24, 1998, the Company advanced to Larry M. Wright an aggregate of $300,000 to enable Mr. Wright to satisfy margin calls resulting from the decline in price of Company stock owned by Mr. Wright. Mr. Wright subsequently executed and delivered a Promissory Note to the Company in the original principal amount of $300,000 bearing interest at 7% per annum, payable monthly and maturing on the earlier of the expiration of three years or the termination of Mr. Wright's employment with the Company. Such Promissory Note is secured by a pledge of Mr. Wright's stock and securities in the Company, although all of such securities are subject to prior liens securing other indebtedness and, at the present time, the aggregate amount of such other indebtedness may exceed the value of such stock and securities. The Board of Directors of the Company approved a provision in Mr. Wright's Employment Agreement for monthly supplemental payments to Mr. Wright equal to the amount of the interest becoming due on such Promissory Note, with the Company having the right to offset directly such supplemental payments
                                                                         Page 17

against amounts becoming due under the Promissory Note. See also "Employment Agreements and Change-in-Control Arrangements" under "Executive Compensation" above.

On January 8, 1999, the Company entered into a Settlement Agreement with Leonard Tallerine pursuant to the terms of which the Company paid Mr. Tallerine $150,000 in complete and final settlement of all claims by Mr. Tallerine might have had against the Company arising from his employment with the Company, his participation as a Director of the Board of Directors, and for breach of the Restated Merger Agreement with Goldking Production Company. The Company also returned to Mr. Tallerine a check in the amount of $32,583.77 which had previously been tendered for payment of expenses owing to the Company. At that time, Mr. Tallerine resigned from the Board of Directors.

On January 25, 1999, the Company entered into a Settlement Agreement with Mark Licata pursuant to the terms of which the Company paid Mr. Licata $150,000 in complete and final settlement of any claim Mr. Licata might have had against the Company arising out of his employment with the Company, his membership on the Board of Directors, or for breach of the Restated Merger Agreement with Goldking Production Company. The Company paid Mr. Licata an additional $15,000 representing unpaid directors fees and expenses. At that time, Mr. Licata resigned from the Board of Directors.

Former officers and directors H. James Maxwell and Bob F. Mallory are personal guarantors of the Company's obligation to plug the wells and remove the platforms on the West Delta properties acquired from Conoco, Arco (now Vastar), Texaco and Oxy in 1991. In connection with Mr. Maxwell's resignation, the Company has agreed to use reasonable efforts to cause Mr. Maxwell and Mr. Mallory to be released from such guarantee.

Messrs. Maxwell and Mallory are also the partners in a partnership that owns the office building in which the Company leased its offices in Kansas City, Missouri. In August 1998, the Company negotiated an agreement with such partnership to terminate the lease effective December 31, 1998, in connection with the relocation of the Company's offices to Houston, Texas. In consideration for such early termination and release of the Company, the Company agreed to pay such partnership $24,000 and to convey certain personal property to such partnership.

The Company has several procedures, provisions, and plans designed to reduce the likelihood of a change in the management or voting control of the Company without the consent of the incumbent Board of Directors. These provisions may have the effect of strengthening the ability of offices and directors of the Company to continue as officers and directors of the Company despite changes in share ownership of the Company.
                                                                         Page 18


                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION
                  TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
                             (Item 1 on Proxy Card)

The Board of Directors proposes an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock from 40 million to 100 million shares. On the Record Date, there were 23,985,927 shares of Common Stock issued and outstanding and an additional 1,150,000 shares of Common Stock were reserved for future issuance upon the exercise of stock options issued by the Company. See "Certain Relationships and Related Transactions." As a result, on the Record Date, there were 14,864,073 shares of Common Stock available for general corporate purposes including future financing and corporate actions involving Common Stock such as stock splits, stock dividends, mergers and acquisitions. If the proposed amendment to the Certificate of Incorporation is adopted there will be available for issuance by the Company 74,864,073 authorized and unreserved shares of Common Stock.

It is not currently practicable to describe the transaction or transactions, if any, in which such additional authorized shares of the Common Stock are to be issued, because the Company has no present plans, understandings, or agreements for the issuance or use of the additional shares of Common Stock proposed to be authorized. However, the Board of Directors believes that the proposed increase in the number of authorized shares of Common Stock is desirable in order to enable the Company, as the need may arise, to take prompt advantage of market conditions and to enhance the Company's flexibility in connection with possible future actions, such as stock splits, stock dividends, financings, investment opportunities, acquisitions, use in employee benefit plans, or other corporate purposes. However, stockholders should note that the issuance of shares for any of these corporate purposes could have the effect of diluting the current stockholders' interest in the Company.

Unless required by applicable laws or regulations, no further authorization by vote of stockholders will be solicited for the issuance of the additional shares of Common Stock. Holders of the Common Stock have no pre-emptive rights. This proposed amendment is not intended to have an anti-takeover effect. However, stockholders should note that the availability of additional shares of Common Stock could make any attempt to gain control of the Company or the Board of Directors more difficult, costly, or time-consuming. Under certain circumstances, the Board could create voting impediments or frustrate persons seeking to effect a takeover or otherwise gain control of the Company, by causing such shares to be issued to a holder or holders who might side with the Board in opposing a takeover bid that the Board determines is not in the best interests of the Company and its stockholders.

The adoption of this amendment to the Certificate of Incorporation will require the affirmative vote of a majority of the outstanding shares of Common Stock.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                    VOTE "FOR" THE APPROVAL OF THE AMENDMENT.


                                                                         Page 19

            AMENDMENT OF THE CERTIFICATE OF INCORPORATION AND BYLAWS
                     TO ALLOW STOCKHOLDERS TO CALL MEETINGS
                             (Item 2 on Proxy Card)

Description of the Proposed Amendment and Vote Required.

The Board of Directors has adopted a resolution approving a proposal to amend the Company's Certificate of Incorporation and Bylaws to allow stockholders owning 25% or more of the outstanding shares of Common Stock to call (i) a special meeting of the stockholders or (ii) an annual meeting of the stockholders if such annual meeting has not been called by June 1 of any year. The Company's Certificate of Incorporation and Bylaws currently do not allow the stockholders to call a special meeting, and specifically reserve that power exclusively to the Board of Directors. The Board of Directors determined that the amendment is advisable and directed that it be considered at the Annual Meeting of Stockholders to be held on May 27, 1999. The affirmative vote of two-thirds of the outstanding shares of Common Stock is required to approve the proposed amendment.

The proposed amendment to the Certificate of Incorporation will require replacing the first sentence in ARTICLE NINTH with the following language:

NINTH: Special meetings of the common stockholders of the Corporation, and any proposals to be considered at such meetings, may be called and proposed at any time and from time to time by the holders of 25% or more of the outstanding shares then entitled to vote at an election of directors. In the event that the Corporation does not hold an annual meeting by June 1 of any year, the holders of 25% or more of the outstanding shares then entitled to vote at an election of directors may call such annual meeting at a time specified by the stockholders proposing the meeting.

The proposed amendments to the Bylaws will require adding the following sentence at the end of Section 2.1:

In the event that the Corporation does not hold such meeting by June 1 of any year, the holders of not less than 25% of the outstanding shares then entitled to be voted at an election of Directors may call such annual meeting at a time specified by the stockholders proposing the meeting.

In addition, the proposed amendment would change Section 2.2 of the Bylaws to read as follows:

Except as otherwise required by law, special meetings of the common stockholders of the Corporation and any proposals to be considered at such meetings, may be called and proposed by the board of directors, pursuant to a resolution approved by a majority of the members of the board of directors at the time in office, or by the holders of 25% or more of the outstanding shares then entitled to be voted at an election of directors. A special meeting shall be held on such date and at such time as shall be designated by the resolution approved by a majority of the members of the
                                                                         Page 20

board of directors or by the stockholders calling the meeting, and stated in the notice of the meeting or in a duly executed waiver of notice of such meeting. Only such business shall be transacted at a special meeting as may be stated or indicated in the notice of such meeting or in a duly executed waiver of notice of such meeting.

Purpose and Effect of Amendment.

The  purpose  of  the  proposed   amendment  is  to  provide   stockholders  who
individually or as a group represent a substantial ownership interest with an increased ability to voice their concerns and raise issues with the Company's management and other stockholders. Under the present guidelines, the majority of the membership of the Board has sole discretion over when to hold meetings, and can limit the stockholders' ability to take action in a timely manner. The Board of Directors has determined that a minimum threshold of 25% or more of the Common Stock is an appropriate threshold of ownership interest to have the power to call a meeting.

Additionally, the Company has recently held its annual meetings over nine months after the fiscal year end. The Board of Directors has determined that such a practice is not in the best interests of the Company's stockholders and believes that it is important that stockholders have the power in future years to ensure that the annual meeting is held in a more timely fashion.

                   THE BOARD OF DIRECTORS RECOMMENDS THAT YOU
                    VOTE "FOR" THE APPROVAL OF THE AMENDMENT.

                 ELIMINATION OF THE CLASSIFICATION OF DIRECTORS
                           (Item 3 on the Proxy Card)

Description of the Proposed Amendment and Vote Required

The Board of Directors has adopted a resolution approving a proposal to amend the Company's Certificate of Incorporation and Bylaws to eliminate the classification of directors. The Company's Certificate of Incorporation and Bylaws currently provide that the Board of Directors shall be divided into three classes, designated as Class I, Class II, and Class III, as nearly equal in number as possible. At each annual meeting of the stockholders, the directors of only one class are elected for three year terms. The Board of Directors determined that the amendment is advisable and directed that it be considered at the annual meeting of stockholders to be held on May 27, 1999. The affirmative vote of two thirds of the outstanding shares of Common Stock is required to approve the proposed amendment.

The proposed amendment to the Certificate of Incorporation will require the deletion of items 2, 3, 4, 5, and 6 of ARTICLE SIXTH of the Certificate of Incorporation.

The proposed amendment to the Bylaws will require amending Section 3.2 of the Bylaws to read as follows:

The number of directors that shall constitute the entire of board of directors shall be not less than three and not more than fifteen. Within the limits above specified, the number of directors that shall constitute the whole board of directors shall from time to time be fixed exclusively by the board of directors by a resolution adopted by a majority of the whole board of directors serving at the time of that vote. Except as otherwise required by law or required or permitted by the certificate of incorporation of the Corporation or these Bylaws, the directors shall be elected at an annual meeting of stockholders at which a quorum is present. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote on the election of directors. Each director shall serve until the next annual meeting of stockholders of the Corporation and until his successor is elected and qualified or until his earlier death, resignation, or removal. None of the directors need be a stockholder of the Corporation or a resident of the state of Delaware. Each director must have attained the age of majority.
Purpose and Effect of Amendment

The purpose of the proposed amendment is to permit the stockholders to elect each of the directors of the Company at each annual meeting of the stockholders of the Company. Currently, the stockholders may only vote on the election of three directors at each annual meeting of the stockholders, which directors then serve for three year terms. The Board of Directors has determined that it is in the best interest of the stockholders for the stockholders to be able to vote on all directors at each annual meeting.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
                  YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT.



                                  OTHER MATTERS

Accountants

One or more members of the firm of KPMG LLP, the Company's independent accountants, will attend the Annual Meeting, will have an opportunity to make a statement and will be available to answer questions as appropriate.
Changes in Independent Accountants

On June 11, 1998, Arthur Andersen LLP, which had audited the Company's financial statements for the fiscal years ending December 31, 1996 and December 31, 1997, informed the Company that it declined to stand for re-election as independent accountants of the Company at its 1998 Annual Meeting. Effective August 25, 1998, the Company engaged KPMG LLP as independent accountants to audit the Company's financial statements for the fiscal year 1998. The decision to engage KPMG LLP was recommended and approved by the Audit Committee. During the Company's fiscal years ending  December 31,  1996 and December 31,  1997 and the subsequent interim period ending on June 11, 1998, there were no disagreements with Arthur Andersen LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Anderson LLP, would have caused Arthur Anderson LLP to make a reference to the subject matter of the disagreements in connection with its report.
Other

As of the date of this Proxy Statement, the Company knew of no other matters which might be presented for action at the meeting. If any other matters properly come before the meeting, it is intended that the Common Stock represented by proxies solicited hereby will be voted with respect thereto in accordance with the judgment of the persons voting them.

                STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

The Board of Directors has set the date for the Company's 2000 Annual Meeting of Stockholders for June 7, 2000. Stockholder proposals intended to be considered for inclusion in next year's proxy statement should be sent to Investor Relations, PANACO, Inc., 1100 Louisiana, Suite 5100, Houston, Texas 77002, and must be received by December 31, 1999. Any such proposal must comply with Rule 14a-8 promulgated by the SEC pursuant to the Exchange Act.

                         FINANCIAL STATEMENTS AVAILABLE

Financial statements for the Company were included in the Company's Annual Report on Form 10-K ("Form 10-K") as filed with the SEC for the year 1998. A copy of the Form 10-K is being provided to all stockholders as of the record date together with the Company's proxy materials. Additional copies of the Form 10-K will be furnished without charge and without exhibits, on request directed to Investor Relations, PANACO, Inc., 1100 Louisiana, Suite 5100, Houston,
Texas 77002. The Form 10-K does not form any part of the material for solicitation of proxies.
                                              By order of the Board of Directors


                                              /s/ Todd R. Bart
                                              Todd R. Bart
                                              Secretary



April 23, 1999

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  PANACO, Inc.
                                 Houston, Texas

   This Proxy is solicited on behalf of the Board of Directors of PANACO, Inc.
                for the Annual Meeting on Thursday, May 27, 1999

     The undersigned hereby appoints Larry M. Wright and Todd R. Bart or either of them, proxies for the undersigned, each with full power of substitution to attend the Annual Meeting of Shareholders of PANACO, Inc. to be held on May 27, 1999 at 9:00 a.m., Eastern Time, and at any adjournments thereof, and to vote as specified in this Proxy all the shares of stock of the Company which the undersigned would be entitled to vote if personally present. The undersigned hereby revokes any previous proxies with respect to the matters covered by this Proxy.

                   TO BE SIGNED AND DATED ON THE REVERSE SIDE.








                         Please date, sign and mail your
                      proxy card back as soon as possible!


                         Annual Meeting of Shareholders
                                  PANACO, Inc.


                                  May 27, 1999









--------------------------------------------------------------------------------
                 Please Detach and Mail in the Envelope Provided

Please mark your
votes as in this example.

 For all nominees    WITHHOLD
 listed at right     AUTHORITY
 (except as marked   to vote for
 to the contrary     all nominees
 below)              listed at right

1. ELECTION                                 Nominees:
   OF                                  A. Theodore Stautberg
   DIRECTORS                                Felix Pardo
(NSTRUCTION: To withhold authority
to vote for any individual nominee,
mark "FOR" above and write the name(s)
of that nominee(s) with respect to whom you
wish to withhold authority to vote here.)
____________________________________________

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL NOMINEES AND FOR PROPOSAL 2, PROPOSAL 3, AND PROPOSAL 4.

                                                     FOR      AGAINST    ABSTAIN
2. Amendment of the Certificate of                   [ ]        [ ]        [ ]
   Incorporation to increase the
   number of authorized shares of
   Common Stock from Forty Million
   to Seventy-Five Million.

3. Amendment of the Certificate of                   [ ]        [ ]        [ ]
   Incorporation and Bylaws to permit
   the holders of 25% or more of the
   outstanding shares of Common Stock
   to call (i) a special meeting of the
   stock holders or (ii) an annual
   meeting of the stockholders if
   such annual meeting has not been
   called by June 1 of any year.

4. Amendment of the Certificate of                   [ ]        [ ]        [ ]
   Incorporation and Bylaws to
   eliminate the classification
   of the Directors and to provide
   that the term of each Director
   shall continue until the next
   annual meeting of stockholders.

5. In their discretion, the Proxies                  [ ]        [ ]        [ ]
   are authorized to vote upon such
   other business as may properly
   come before the meeting.  The
   Board of Directors recommends
   a vote "FOR" the election of all
   nominees and "FOR" Proposals 2, 3, and 4.


PLEASE  SIGN,  DATE  AND  PROMPTLY  MAIL  YOUR  PROXY IN THE  ENCLOSED  ENVELOPE
PROVIDED.


This Proxy when properly executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR the nominees for Directors listed above and FOR Proposals 2, 3, and 4.





Signature___________________________________________Date:______________________,
1999___ Note: Please sign exactly as your name appears on this card. Joint Owners should each sign personally. Corporation proxies should be signed in corporate name by an authorized officer. Executors, administrators, trustees or guardians should give their title when signing.







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